UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 11, 2015

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Blue Bird Boulevard Fort Valley, Georgia 31030	31030
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (478) 822-2801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01        REGULATION FD DISCLOSURE

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On August 11, 2015, the Company issued a press release announcing that it intends to reaffirm full-year guidance of net sales of $918-940 million and Adjusted EBITDA1 of $72-75 million, consistent with prior guidance, at the upcoming Jeffries investor conference on August 11, 2015. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

1 Consistent with the information provided in our proxy statement dated January 20, 2015, guidance for Adjusted EBITDA specifically excludes the ongoing incremental costs required to operate as a publicly-traded company.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.     Description
99.1        Press release of the Company, dated August 11, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By: /s/ Paul Yousif
Name: Paul Yousif
Title: Vice President

Dated: August 11, 2015

Exhibit Index

Exhibit No.     Description
99.1        Press release of the Company, dated August 11, 2015.